UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 21, 2006

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

13737 Noel Road

Dallas, Texas 75240

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

On February 21, 2006, Tenet Healthcare Corporation (“Tenet” or the “Registrant”) issued a press release announcing that it had reached a broad agreement with the Attorney General of the State of Florida to resolve all matters involving Tenet that are currently being litigated or investigated by the Attorney General’s office. As part of the settlement, Tenet will pay a total of $7 million, which the Registrant will record as a charge in its fourth quarter ended December 31, 2005. This includes $4 million to establish a fund to pay for care of indigent, uninsured patients at 13 county hospital districts and health care systems in Florida, and it also includes a $3 million payment to be allocated among the Florida Medicaid Fraud Control Unit and public hospitals in Florida. A copy of the press release is attached to this report as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ E. Peter Urbanowicz
E. Peter Urbanowicz
General Counsel

Date:  February 21, 2006

EXHIBIT INDEX

99.1                           Press Release Issued on February 21, 2006